Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of August 3, 2004 by and among Net to Net Technologies, Inc., a Delaware corporation (“Net to Net”), Mack Technologies, Inc., a Delaware corporation (“Mack”) and Paradyne Networks, Inc., a Delaware corporation (“Issuer”).

This Agreement is made pursuant to the Asset Purchase Agreement (the “Purchase Agreement”) dated July 24, 2004 by and among Net to Net, Net to Net Technologies Ltd, a private limited company organized and existing under the laws of England and Wales, Net to Net Technologies GmbH, a company organized and existing under the laws of Germany, Issuer and for the limited purposes stated therein, certain stockholders of Net to Net, pursuant to which Issuer is issuing (i) to Net to Net (a) 252,282 shares of Buyer Common Stock and (b) a warrant to acquire Buyer Common Stock equal to that certain number of shares of Buyer Common Stock that results from dividing $5,000,000 by the Average Closing Price of Buyer Common Stock and rounding the quotient up to the nearest whole number and (ii) to Mack 352,557 shares of Buyer Common Stock (collectively, the “Shares”). The Shares are being offered and sold to Net to Net and Mack without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D, promulgated under the Securities Act. In order to induce Net to Net to enter into the Purchase Agreement and to satisfy an accounts payable owed by Parent to Mack which is assumed by Issuer, Issuer has agreed to provide to Net to Net (and its permitted transferees, if any, subject to Section 8.1 of this Agreement) and Mack the registration rights set forth in this Agreement with respect to the resale of the Shares. Capitalized terms used but not defined herein shall have the meaning provided in the Purchase Agreement.

In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

SECTION 1

Registration Rights

1.1. Filing of Resale Registration Statement. As soon as practicable, but in no event longer than twenty (20) business days, after the Closing, Issuer shall file with the Securities and Exchange Commission (the “SEC” or the “Commission”) a registration statement on Form S-3 pursuant to Rule 415 under the Securities Act, or, in the event that Form S-3 is unavailable to Issuer, a registration statement on such other SEC Form that is available to Issuer (together with any exhibits, amendments or supplements thereto, and any documents incorporated by reference therein, the “Registration Statement”), with respect to the resale of the Shares, and any securities of Issuer issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares (subject to Net to Net, or its permitted transferees, as appropriate, and Mack providing the information described below). The securities described in the preceding sentence are collectively referred to herein as the “Registrable Securities”; provided, that the term “Registrable Securities” shall not include securities transferred to a person other than a permitted transferee. Net to Net, or its permitted transferees, as appropriate and Mack (collectively, the “Holders”), agree that they will within fifteen (15) business days of the Closing Date supply information regarding themselves and their plan of resale to the Issuer.

1.2. Effectiveness. The Issuer shall use its reasonable best efforts to cause the Registration Statement to become effective as soon as practicable after the filing thereof and shall use its reasonable best efforts to keep the Registration Statement continuously effective from the date such Registration Statement is effective until the second anniversary of the Closing Date in order to permit the prospectus forming a part thereof to be usable by the Holders during such period.

1.3. Supplements; Amendments. Subject to Section 6 hereof, Issuer shall supplement or amend the Registration Statement, (i) as required by the applicable SEC Form, including, without limitation, the instructions for the applicable SEC Form, or by the Securities Act, the Exchange Act, or the rules and regulations promulgated under the Securities Act or the Exchange Act, respectively, and (ii) to include in the Registration Statement any additional securities that become Registrable Securities by operation of the definition thereof unless such securities are otherwise registered under the Securities Act. Issuer shall furnish to the Holders copies of any such supplement or amendment sufficiently in advance (but in no event less than five (5) business days in advance) of its use and/or filing with the Commission to allow the Holders a meaningful opportunity to comment thereon with respect to the information contained therein regarding the Holders. The Holders agree that they will within five (5) business days prior to the filing of the Registration Statement supply information regarding themselves and their plan of resale to Issuer and hereby waive any notice of the initial filing of the Registration Statement, and that such Holders and their successors and assigns will promptly notify Issuer of any changes in such information, other than sales or transfers of Common Stock.

SECTION 2

Restrictions on Transfer

2.1. Restriction. Prior to any proposed transfer of the Shares, the Holders thereof shall give written notice to the Issuer of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Issuer, shall be accompanied by an opinion of counsel reasonably satisfactory to the Issuer to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon such Holder shall be entitled to transfer the Shares in accordance with the terms of its notice. Each certificate or instrument transferred as above provided shall bear the legend set forth in Section 2.2, except that such certificate or instrument shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee would be entitled to transfer such Shares in a public sale without registration under the Securities Act. This Section 2.1 shall not restrict or prohibit the distribution by Net to Net of the Shares to certain stockholders of Net to Net (all of whom are “accredited investors” as defined in Regulation D under the Securities Act) entitled to receive such Shares upon any distribution of the consideration under the Purchase Agreement.

2.2. Legend. Each certificate evidencing the Shares shall bear a legend in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES, OR “BLUE SKY,” LAWS OF ANY STATE OR OTHER DOMESTIC OR FOREIGN JURISDICTION. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION AND RESALE AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO A REGISTRATION STATEMENT IN EFFECT UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE FOR SUCH TRANSACTIONS UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS.”

2.3. New Certificates. In the event that any Shares shall cease to be subject to the restrictions on transfer set forth in this Agreement, the Issuer shall, upon the written request of the Holder thereof, issue to such Holder a new certificate evidencing such Shares without the legend required by Section 2.2 hereof endorsed thereon.

SECTION 3

Expenses

Issuer shall pay all expenses, fees and costs incurred in connection with the preparation, filing, distribution and effectiveness of the Registration Statement and any supplements or amendments thereto, whether or not the Registration Statement becomes effective, and whether all, none or some of the Registrable Securities are sold pursuant to the Registration Statement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for Issuer and the expense of any special audits incident to or required by, or in connection with the filing and effectiveness of the Registration Statement (but excluding the compensation of regular employees of Issuer, which shall be paid in any event by Issuer). The Holders shall, severally and not jointly, pay all underwriting fees and discounts, selling commissions, brokerage fees and stock transfer taxes, if any, applicable to the Registrable Securities sold by such Holder and the fees and expenses of their counsel, if any.

SECTION 4

Registration Procedures

Issuer will advise the Holders as to the status of the preparation, filing and effectiveness of the Registration Statement and, at Issuer’s expense, will do the following:

(a) make available to each Holder upon request a copy of the Registration Statement (including all exhibits thereto) and any prospectus forming a part thereof and any amendments and supplements thereto (including all documents incorporated or deemed incorporated by reference therein prior to the effectiveness of the Registration Statement and including each preliminary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, which documents, other than documents incorporated or deemed incorporated by reference, will be subject to the review of the information contained therein regarding the Holders and any such underwriter, if any, for a period of at least five (5) business days from the Holder’s receipt of such documents, and Issuer shall not file the Registration Statement or such prospectus or any amendment or supplement to the Registration Statement or prospectus if any Holder shall reasonably object within the five (5) business day period after the receipt thereof unless Issuer shall have been advised by its counsel that the Registration Statement or such prospectus or amendment or supplement thereto is required under the Securities Act or the rules or regulations adopted thereunder in connection with the distribution of Registrable Securities by the Holders or Issuer. A Holder shall be deemed to have reasonably objected to such filing only if the Registration Statement, amendment, prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission with respect to such Holder or its plan of resale;

(b) make available to each Holder upon request one conformed copy of the Registration Statement and of each amendment and supplement thereto (in each case including all exhibits) and such number of copies of the prospectus forming a part of the Registration Statement (including each preliminary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, including, without limitation, documents incorporated or deemed to be incorporated by reference prior to the effectiveness of such Registration Statement, as each of the Holders or any such underwriter, from time to time may reasonably request;

(c) to the extent practicable, promptly upon the filing of any document that is to be incorporated by reference into the Registration Statement or prospectus forming a part thereof subsequent to the effectiveness thereof, and in any event no later than five (5) business days after such document is filed with the Commission, make available copies of such document to the Holders upon request, and make representatives of the Issuer available for discussion of such document and other customary due diligence matters; and provide promptly to the Holders upon request any document filed by Issuer with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act;

(d) make available at reasonable times for inspection by the Holders, and any attorney or accountant (collectively, “Representatives”) retained by the Holders, subject to the recipient’s prior written agreement to keep such information confidential and not use or disclose it, all financial and other records, pertinent corporate documents and properties of Issuer and cause the officers, directors and employees of Issuer to supply all information reasonably requested by the Holders or their respective Representatives in connection with the preparation, filing and effectiveness of the Registration Statement;

(e) use its commercially reasonable efforts (i) to register or qualify all Registrable Securities covered by the Registration Statement under state securities, or “blue sky,” laws of such States of the United States of America where required and where an exemption is not available and as the Holders shall reasonably request, (ii) to keep such registration or qualification in effect for so long as the Registration Statement is required to be effective hereunder and (iii) to take any other action which may be reasonably necessary or advisable to enable the Holders to consummate the disposition of the securities to be sold by the Holders in such jurisdictions, consistent with the plan of distribution described in the prospectus included in the Registration Statement, except that Issuer shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where it is not so qualified, or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless Issuer is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

(f) use its commercially reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be registered or qualified with or approved by all other applicable Governmental Authorities as may be necessary, in the opinion of counsel to Issuer and counsel to the Holders, to enable the Holders thereof the consummate the disposition of such Registrable Securities;

(g) subject to Section 6 hereof, promptly notify each Holder of Registrable Securities covered by the Registration Statement (i) upon discovery that, or upon the occurrence of any event as a result of which, the prospectus forming a part of the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of proceedings for that purpose, (iii) of any request by the Commission for (A) amendments to the Registration Statement or any document incorporated or deemed to be incorporated by reference in the Registration Statement, or (B) supplements to the prospectus forming a part of the Registration Statement, or (C) additional information or (iv) of the receipt by Issuer of any notification with respect to the suspension of the registration, qualification or exemption from registration or qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and at the request of any such Holder promptly prepare and file an amendment to the Registration Statement or a supplement to the prospectus as the Issuer may deem necessary so that, as thereafter delivered to the Purchaser of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and make available to each Holder upon their request a reasonable number of copies of such supplement to, or amendment of, such Registration Statement and prospectus, and, in the event of a stop order, use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction;

(h) if reasonably requested by any Holder or if required by law or SEC or other applicable rule or regulation, promptly incorporate in the Registration Statement such appropriate information as the Holder may reasonably request to have included therein by filing a Form 8-K, or filing a supplement to the prospectus, to reflect any change in the information regarding the Holder, and make all required filings with the Commission in respect of any offer or sale of Registrable Securities or any amendment or supplement to the Registration Statement or related prospectus;

(i) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder; and

(j) use its commercially reasonable efforts to cause all Registrable Securities included in the Registration Statement to be listed on Nasdaq and each securities exchange on which securities of the same class are then listed, or, if not then listed on any securities exchange or Nasdaq, to be eligible for trading in any over-the-counter market or trading system in which securities of the same class are then traded.

SECTION 5

Indemnification

4.1. Indemnification by Issuer. Issuer will indemnify:

(a)	each of the Holders, as applicable,

(b)	each of the Holder’s officers, directors, members and partners, and

(c)	each individual, partnership, joint stock company, corporation, trust, unincorporated organization, government agency or political subdivision (each of the foregoing, a “Person”) controlling each of the Holders within the meaning of SEC Rule 405 under the Securities Act, Section 15 of the Securities Act or Section 20 of the Exchange Act,

with respect to the Registration Statement, against all expenses, claims, losses, damages and liabilities (or actions, investigations or proceedings in respect thereof) (collectively, a “Claim”) arising out of or based on any actual or alleged untrue statement of a material fact, or any omission or alleged omission of a material fact required to be stated therein or necessary in order to make the statements included therein not misleading, contained in the Registration Statement, any prospectus (in light of the circumstances under which they were made) or other offering document, and will reimburse each of the Holders, each of its officers, directors, members and partners, and each Person controlling each of the Holders, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such Claim; provided, however, that the Issuer will not be liable in any such case to the extent that any such Claim arises out of or is based on (i) any untrue statement or omission based upon written information furnished to issuer by the Holders or their Representatives and stated to be specifically for use therein, or (ii) any untrue statement or omission of a material fact required to make such statement not misleading in any prospectus that is corrected in any subsequent prospectus that was delivered to the Holder before the pertinent sale or sales by such Holder, is such prospectus is not delivered by such Holder.

4.2. Indemnification by the Holders. Each of the Holders will, if Registrable Securities held by it are included in the securities as to which such Registration Statement is being effected, severally and not jointly, indemnify the Issuer, each of its directors and officers, and each Person who “controls” the Issuer within the meaning of SEC Rule 405 under the Securities Act, Section 15 of the Securities Act or Section 20 of the Exchange Act, and each other Holder, against all Claims arising out of or based on (i) any actual or alleged untrue statement of a material fact, or any omission or alleged omission of a material fact required to be stated therein or necessary in order to make the statement included or incorporated therein not misleading, contained in the Registration Statement, prospectus (in light of the circumstances under which they were made), or other offering document based upon written information furnished to Issuer by or on behalf of such Holder and stated to be specifically for use therein, or (ii) any untrue statement or omission of a material fact required to make such statement not misleading in any prospectus that is corrected in any subsequent prospectus that was delivered to such Holder before the pertinent sale or sales by such Holder, and will reimburse Issuer, its directors, officers, partners, members or control Persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such Claim, in the case of subsection (i) above only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in the Registration Statement, prospectus, offering memorandum or other document in reliance upon and in conformity with written information furnished to Issuer by or on behalf of such Holder and stated to be specifically for use therein; provided, however, that the several obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds received by such Holder from the sale of the Registrable Securities pursuant to the Registration Statement.

4.3. Procedures. Each party entitled to indemnification under this Agreement (each, an “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any Claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such Claim; provided that counsel for the Indemnifying Party, who shall conduct the defense of such Claim, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense (unless the Indemnified Party shall have reasonably concluded based upon a written opinion of counsel that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of one such counsel for all Indemnified Parties shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the investigation or defense of any such Claim shall, except with the consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement or compromise which does not include a release of the Indemnified Party from all liability in respect to such Claim. Each Indemnified Party shall furnish such information regarding itself or the Claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the investigation and defense of such Claim.

4.4. Contribution. If the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Claim, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations; provided, however, that Issuer will not be liable in any such case to the extent that any such Claim (i) arises out of or is based on any untrue statement or omission based upon written information furnished to Issuer by the Holders or their Representatives and stated to be specifically for use therein, or (ii) is finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of any person or entity set forth in Section 4.1(a) through 4.1(c) above. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and provided that each Holder shall not be required to contribute, in the aggregate, more than the net proceeds received by such Holder from the sale of its Registrable Securities pursuant to the Registration Statement and further provided that the obligations of the Holders under this Section 4.4 shall be several and not joint.

SECTION 6

Provision of Information by the Holders

Each of the Holders whose Registrable Securities are included in the Registration Statement shall furnish to the Issuer such information regarding such Holder as the Issuer may reasonably request in writing and as shall be reasonably required or advisable in connection with any registration, qualification or compliance referred to in this Agreement, and shall promptly notify the Issuer if such information becomes incorrect or misleading, or requires amendment or updating. The other information regarding the Holders required for the initial filing of the Registration Statement has been provided by each Holder. Each Holder, severally and not jointly, represents, warrants and covenants to the Issuer that the information regarding such Holder that appears in Schedule A is accurate and complete in all material respects consistent with Commission Regulation S-K, Items 507 and 508. The Issuer will confirm promptly by delivery of a signed copy of Schedule A, the sale of any Shares pursuant to Rule 144 or the Registration Statement.

SECTION 7

Holdback; Postponement

Notwithstanding the other provisions of this Agreement, if (a) there is material non-public information regarding Issuer which Issuer’s Board of Directors reasonably and in good faith determines not to be in Issuer’s best interest to disclose and which Issuer is not otherwise required to disclose, or (b) there is a extraordinary business opportunity (including but not limited to the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar extraordinary transaction not in the ordinary course of business) which Issuer’s Board of Directors reasonably and in good faith determines not to be in Issuer’s best interest to disclose and which Issuer is not otherwise required to disclose, then Issuer may postpone or suspend filing or effectiveness of a registration statement for a period not to exceed forty-five (45) days, provided that Issuer may not postpone or suspend filing or effectiveness of a registration statement for more than ninety (90) days in the aggregate during any 365-day period; provided, however that no postponement or suspension shall be permitted for consecutive forty-five (45) day periods arising out of the same set of facts, circumstances or transactions. Each of the Holders shall keep confidential any material non-public information disclosed to such Holder by Issuer in accordance with this Section 7.

SECTION 8

Rule 144 Reporting, Etc.

7.1. SEC Reporting Compliance.

(a) With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, through the second anniversary of this Agreement, Issuer will:

(i) make and keep “current public information” regarding Issuer available, as defined in Commission Rule 144(c) under the Securities Act, and cooperate with the Holders and take such further reasonable action as the Holders may reasonably request in writing (including, without limitation, making such reasonable representations as the Holders may reasonably request);

(ii) use its commercially reasonable efforts to file with the Commission in a timely manner all SEC Reports and other filings and documents required of Issuer under the Securities Act and the Exchange Act; and

(iii) so long as a Holder owns any Registrable Securities, furnish the Holder forthwith upon request a written statement by Issuer as to its compliance with the reporting requirements under the Securities Act and the Exchange Act, including compliance with SEC Rule 144(c), a copy of the most recent annual or quarterly report of Issuer, and such other reports and documents of Issuer and other information in the possession of, or reasonably obtainable by, Issuer as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

Notwithstanding the foregoing, nothing in this Section 7.1(a) shall be deemed to require Issuer to register any of its securities (other than the Buyer Common Stock) under any section of the Exchange Act.

(b) Issuer shall file the reports required to be filed by it under the Exchange Act and shall comply with all other requirements set forth in the instruction to Form S-3 in order to allow Issuer to be eligible to file registration statements on Form S-3.

SECTION 9

Miscellaneous

8.1. Assignment. The registration rights set forth herein may be assigned, in whole or in part, to any transferee of Registrable Securities permitted in accordance with the Purchase Agreement, which transferee, upon registration on Issuer’s or its transfer agent’s books and records as a holder of record of Registrable Securities, shall be considered thereafter to be a Holder and shall be bound by all obligations and limitations of this Agreement and the Purchase Agreement. Each such permitted transferred shall be required to execute a counterpart of this Agreement and shall not be considered a Holder until such counterpart to this Agreement is executed and delivered to the Issuer.

8.2. Section Headings. The titles and headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

8.3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflict of law rules thereof to the extent that the application of the law of another jurisdiction would be required thereby.

8.4. Notices.

(a) All communications under this Agreement shall be in writing and shall be delivered by facsimile, by hand, by reliable overnight delivery service such as UPS or FedEx or by registered or certified mail, postage prepaid:

If to the Issuer:	Paradyne Networks, Inc.
8545 126th Avenue North
Largo, FL 33773
Telephone: (727) 530-2209
Facsimile: (727) 530-2210
Attention: Patrick M. Murphy

With a copy to:	Alston & Bird LLP
1201 West Peachtree Street
Atlanta, GA 30309
Telephone: (404) 881-7000
Facsimile: (404) 881-4777
Attention: Craig Apolinsky, Esq.

If to Net to Net:	Net to Net Technologies, Inc.
112 Corporate Drive
Pease International Tradeport
Portsmouth, NH 03801
Telephone: (603) 422-0691
Facsimile: (603) 422-0611
Attention: Stephen Royal

With a copy to:	Goodwin Procter, LLP
Exchange Place
53 State Street
Boston, MA 02109
Telephone: (617) 570-1000
Facsimile: (617) 523-1231
Attention: Michael Kendall, Esq.

If to Mack:	Mack Technologies, Inc.
608 Warm Brook Road
Arlington, VT 05250
Telephone: (802) 375-0357
Facsimile: (802) 375-1327
Attention: Florence Delnap

With a copy to:	Choate, Hall & Stewart
53 State Street
Boston, MA 02109
Telephone: (617) 248-5000
Facsimile: (617) 248-4000
Attention: Douglas R. Gooding, Esq.

(b) Any notice so addressed shall be deemed to be given (i) if delivered by hand, on the date of such delivery, (ii) if sent by reliable overnight delivery service such as UPS or FedEx, on the first business day following the date of delivery to such service for overnight delivery, (iii) if delivered by facsimile, on the date of such facsimile, or (iv) if mailed by registered or certified mail, on the third business day after the date of such mailing. In the event that any notice is sent by facsimile transmission, such transmission shall be followed immediately by overnight delivery of such notice.

8.5. Successors and Assigns; No Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. No other person is intended to or shall have any rights or remedies hereunder, whether as a third part beneficiary or otherwise.

8.6. Counterparts. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed an original and all of which shall be one and the same agreement. Any signature that is delivered by facsimile signature page shall be valid and binding, with the same force and effect as if an original, manually signed counterpart.

8.7. Remedies. Each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Issuer agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

8.8. Severability. In the event that any provision contained herein is unenforceable, the remaining provisions shall continue in full force and effect.

8.9. Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holders, upon any breach or default of Issuer under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any provision hereof, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by a Holder of any breach or default under this Agreement, or any waiver by a Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in the writing, and that all remedies, either under this Agreement, or by law or otherwise afforded to a Holder, shall be cumulative and not alternative.

8.10. Attorney’s Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

8.11. Entire Agreement; Amendment. This Agreement and the Purchase Agreement constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersede all prior understandings, written or otherwise, among such parties. This Agreement may be amended only in a writing signed by Issuer and the Holders of at least a majority of the then outstanding Registrable Securities.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

PARADYNE NETWORKS, INC.

By:	/s/ Sean E. Belanger
Name:	Sean E. Belanger
Its:	Chief Executive Officer

NET TO NET TECHNOLOGIES, INC.

By:	/s/ Kenneth J. Latimer
Name:	Kenneth J. Latimer
Its:	President and Chief Executive Officer

MACK TECHNOLOGIES, INC.

By:	/s/ Florence M. Delnap
Name:	Florence M. Delnap
Its:	Secretary

Counterpart Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of the day and year set forth below.

Permitted Transferee:

Date: __________	By:
Name:
Its:

SCHEDULE A

Purchaser’s Certificate of Subsequent Sale1

The undersigned, an officer of, or other person duly authorized by the Purchaser named below hereby certifies to Issuer, as defined in the Registration Rights Agreement, dated as of                     , 2004 (the “Agreement”) that he/she (said institution) is the Purchaser of the shares evidenced by the attached certificate, and as such, sold or otherwise transferred such shares on                     , 200     in accordance with:

(i)	Registration Statement number , in the manner indicated under “Plan of Distribution” in the current prospectus and has delivered a current prospectus, or

(ii)	Pursuant to the applicable requirements of Rule 144 of the Securities Act of 1933, as amended, in which case, a copy of Form 144 as filed with the Securities and Exchange Commission, together with the representation letter of the undersigned and the broker’s representation letter are enclosed.

Print or Type:

Name of Purchaser (Individual or Institution):

Name of Individual Representing Purchaser (if an Institution):

Title:

Confirmed by the undersigned thereunto duly authorized:

Purchaser Name

By:
Name:
Title:

[1]	All capitalized terms used but not defined herein shall have the meanings provided in the Agreement.